EMPLOYERS MUTUAL COMPANIES

	           		       REINSURANCE POOLING AGREEMENT

                               BETWEEN

             		     EMPLOYERS MUTUAL CASUALTY COMPANY

                         					 AND

            			    CERTAIN OF ITS AFFILIATED COMPANIES

            			    REWRITTEN EFFECTIVE JANUARY 1, 1987

			                   REINSURANCE POOLING AGREEMENT

     This Agreement made by and between Employers Mutual Casualty Company and certain of its affiliated or subsidiary companies such as are signatory hereto by means of exhibits setting forth the interests and liabilities of the parties, attached hereto and made a part of this Agreement. Employers Mutual Casualty Company is hereinafter referred to as "EMC", and the other companies signatory hereto are hereinafter referred to as the "Affiliated Companies" or as the "Affiliated Company", as the context requires.

     EMC and each Affiliated Company signatory to the Pooling Agreement agree to honor the terms set forth herein as if this Agreement were solely between EMC and each such Affiliated Company. Balances payable to or recoverable from EMC and any such Affiliated Company shall not serve to offset any balances payable to or recoverable from any other Affiliated Company signatory to this Agreement. Reports and remittances between EMC and each Affiliated Company shall be in sufficient detail to identify the individual premium and loss obligation of each party to the other.

                     						    ARTICLE I
							                        ---------
     The Companies are engaged in the insurance business and maintain a mutual business relationship having certain incidents of common management, and desire to bring about for each other added economies of operation, uniform underwriting results, diversification as respects the classes of insurance business written, and maximization of capacity.  To accomplish the aforesaid, the Companies do by means of this Agreement, pool all of their insurance business then in force as of 12:01 A.M. of the date signatory hereto, and thereafter to share in the fortunes of their pooled insurance business.

                						    ARTICLE II
                          ----------
     EMC hereby reinsures and the Affiliated Company hereby cedes and transfers to EMC all liabilities incurred under or in connections with all contracts and policies of insurance issued by the Affiliated Company outstanding and in force as of 12:01 A.M. of the date signatory hereto, or thereafter issued by it.
Such liabilities shall include the Affiliated Company's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other underwriting and administrative expenses as evidenced by the Affiliated Company's books and records, but shall not include inter-company balances, liabilities for Corporate Taxes including Federal or State Income Taxes, or liabilities incurred in connection with their respective investment transactions.

                     						   ARTICLE III
				                       			-----------
     The Affiliated Company hereby assigns and transfers to EMC all right, title and interest in and to reinsurance outstanding and in force with respect to the liabilities reinsured by EMC under Article II hereof.

                     						   ARTICLE IV
						                       	----------
     The Affiliated Company assigns and transfers to EMC amounts equal to the aggregate of all of its liabilities reinsured by EMC under Article II hereof, less a commission allowance equal to the prepaid expenses of the Affiliated ratio on a trade basis. Prepaid expenses is defined as those expenses records in column 2, part 4, of the Underwriting and Expense Exhibit of the Affiliated Company's convention statement. The trade combined ratio is the ratio of loss and loss adjustment expense to earned premium, plus the ratio of underwriting expenses to premiums written.

	                     					    ARTICLE V
 						                        ---------
     The Affiliated Company hereby reinsures, and EMC hereby cedes and transfers to the Affiliated Company a portion of its net liabilities under all contracts and policies of insurance (including those reinsured by EMC under Article II hereof) on which EMC is subject to liability and which are outstanding and in force as of 12:01 A.M. of the date signatory hereto, or are issued thereafter, in accordance with the exhibit attached hereto to which the Affiliated Company is a signatory party. Such liabilities shall include reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other underwriting and administrative expenses, but shall not include inter-company balances, liabilities for Corporate Taxes including Federal or State Income Taxes, or liabilities in connection with investment transactions.

                      						   ARTICLE VI
						                         ----------
     EMC hereby assigns and transfers to the Affiliated Company amounts equal to the aggregate of all liabilities of EMC reinsured by the Affiliated Company under contracts and policies of insurance which are outstanding and in force as of 12:01 A.M. of the date signatory hereto under Article V hereof, less a commission allowance equal to the prepaid expenses of EMC but not in excess of
40 percent of EMC's combined ratio on a trade basis.  Prepaid expenses is defined as those expenses recorded in column 2, part 4, of the Underwriting and
Expense Exhibit of EMC's convention statement.  The trade combined ratio is the ratio of loss and loss adjustment expense to earned premium, plus the ratio of underwriting expenses to premiums written.

                      						   ARTICLE VII
					                        		-----------
     EMC agrees to pay to the Affiliated Company it respective participation of all premiums written by the companies after first deducting premiums on all reinsurance ceded to reinsurers (other than the parties hereto).  Similarly, it is further agreed that all losses, loss expense and other underwriting and administrative expenses (with the exceptions noted in Articles II and V hereof)
of the companies, less all losses and expense recovered and recoverable under reinsurance ceded to reinsurers (other than the parties hereto), shall be pro-
rated between the parties on the basis of their respective participations as reflected in the aforesaid exhibit.

                  						   ARTICLE VIII
						                     ------------
     The obligation of the companies under this Agreement to exchange reinsurance between themselves may be offset by reciprocal obligation so that the net amount only shall be required to be transferred, except no offset shall be valid under circumstances prohibited by Section 7472, New York Insurance
Laws. An accounting on all transactions shall be rendered quarterly, and the settling of balances shall be made within 30 days after the rendering of the quarterly reports. Except as otherwise required by the context of this Agreement, the amount of all payments between the companies under this statements of the companies. Notwithstanding anything herein contained, this Agreement shall not apply to the investment operations of the companies.

                       							ARTICLE IX
		  			                     		----------
     The conditions of reinsurance hereunder shall in all cases be identical with the conditions of the original insurance or as changed during the term of insurance.

                  						    ARTICLE X
					                     		---------
     This Agreement is a continuing one and is unlimited as to duration but may be terminated upon mutual consent or by 30 day prior written notice by either party.

                 						    ARTICLE XI
						                     ----------
     Each of the companies hereto, as the assuming insurer, hereby agrees that all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the assuming insurer on the basis of the liability of the ceding insurer under the policy or contract reinsured without diminution because of insolvency of the ceding insurer; provided that such reinsurance shall be payable directly to the ceding insurer or to its liquidator, receiver or other statutory successor,except as provided by Section 4118 of New York Insurance Law or except (a) where the contract specifically provides another payee for such reinsurance in the event of the insolvency of the ceding insurer and (b) where the assuming insurer, with consent of the direct insured or insureds, has assumed such policy obligations of the ceding insurer as direct obligations of the assuming insurer to the payees under such policies and in substitution for the obligations of the ceding insurer to such payee; and further provided that the liquidator, receiver or statutory successor of the ceding insurer shall give written notice of the pendency of any claim against the insolvent ceding insurer on the policy or contract reinsured within a reasonable time after such claim; and the assuming insurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the ceding insurer or it liquidator, receiver or statutory successor, the expense thus incurred by the assuming insurer to be chargeable, subject to court approval against the insolvent ceding insurer as part of the expense of liquidation to the extent of proportionate share of the benefit which may accrue to the ceding insurer solely as a result of the defense undertaken by the assuming insurer.

                      				  ARTICLE XII
				                        -----------
     Each party shall allow the other party to inspect, at reasonable times, the records of the Company relevant to the business reinsured under this Agreement, including files concerning claims, losses, or legal proceedings which involve or are likely to involve the other party.

                    				  ARTICLE XIII
			                    	  ------------
A. As a condition precedent to any right of action hereunder, any dispute arising out of this Agreement shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Des Moines, Iowa, unless otherwise agreed.

B. The memebers of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two and the decision shall be made by drawing lots.
C. The claimant shall submit its initial brief within 20 days from appointment of the umpire. The respondent shall submit its brief within 20 days after receipt of the claimant's brief and the claimant may submit a reply brief within 10 days after receipt of the respondent's brief.
D. The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.
E. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board.

                         				  ARTICLE XIV
				                           -----------
     By execution of this Agreement, the parties hereto simultaneously terminate any and all reinsurance agreements by and between them heretofore existing, upon the understanding that this Agreement shall supersede and exist in substitution for any such prior agreements.

     Executed by the parties hereto the day and year as reflected in the exhibit attached hereto.

             		   INTEREST AND LIABILITIES EXHIBIT #II
		                   TO EMPLOYERS MUTUAL COMPANIES
		                   REINSURANCE POOLING AGREEMENT


     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 3% of EMC's net liabilities, pursuant to
Article V, effective January 1, 1987.

      The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

	       American Liberty Insurance Company         5  %
	       Dakota Fire Insurance Company              3  %
	       EMCASCO Insurance Company                  8  %
	       Illinois EMCASCO Insurance Company         6  %
	       Union Mutual Insurance Company of
     		 Providence                                 2.5%
					                                           	 -----
						                                          	 24.5%

	       EMC's Net Retained Portions of            75.5%
     		 its Net Liabilities is                   -----
					                                          		100.0%

Executed by the parties hereto this 25th day of November, 1986.

	                                 				Employers Mutual Casualty Company


                                  				By:/s/Richard E. Haskins
					                                    ------------------------------

                                 					Dakota Fire Insurance Company




                                 					By:/s/Robb B. Kelley
					                                    --------------------------------

           			 INTEREST AND LIABILITIES EXHIBIT # II
			               TO EMPLOYERS MUTUAL COMPANIES
			               REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company,and the Affiliated Company hereby accepts reinsurance thereon, 5% of EMC's net liabilities, pursuant to
Article V, effective January 1, 1992.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

		    American Liberty Insurance Company       5  %
		    Dakota Fire Insurance Company            5  %
		    EMCASCO Insurance Company                9  %
		    Illinois EMCASCO Insurance Company       8  %
		    Union Mutual Insurance Company           2.5%
		      of Providence                          2.5%
                                              -----
                                										    29.5%

		    EMC's Net Retained Portions of          70.5%
		      its Net Liabilities is               ------
                               											   100.0%

Executed by the parties hereto this 20th day of December, 1991.

                                									 Employers Mutual Casualty Company

                                									 By:/s/Richard E. Haskins
                                									   ------------------------------

                                									 Dakota Fire Insurance Company

                                									 By:/s/Bruce G. Kelley
									                                    ------------------------------

					                         ENDORSEMENT NO. I
							                              TO
            			     REINSURANCE POOLING AGREEMENT BETWEEN
       DAKOTA FIRE INSURANCE CO. AND EMPLOYERS MUTUAL CASUALTY COMPANY

     Whereby Dakota Fire Insurance Company does not desire to become licensed in the State of Iowa which disallows credits taken by Employers Mutual Casualty Company in their financial statements for unearned premium reserve and loss reserve for reinsurance ceded to Dakota Fire Insurance Company.

     In consideration of continuing with a reinsurance program between the companies, Dakota Fire Insurance Company does place the Bond and Corporate Note portion of their Custodial Account Number 1929009 at the Bankers Trust Company, Des Moines, Iowa, under the control of Employers Mutual Casualty Company. The market value of the account exceeds $9,000,000 and that amount or a greater amount will be maintained there during the life of this Agreement.

     It is further agreed that there will be no bonds cashed by Employers Mutual casualty Company for their benefit unless Dakota Fire Insurance Company defaults on the reinsurance contract.

      This contract may be terminated by either party at such a time as may be mutually agreeable.

     Executed by the parties hereto 25th Day of November 1986.

                            							       DAKOTA FIRE INSURANCE COMPANY

                            							       By:/s/Robb B. Kelley
							                                    	 --------------------------

                            							       EMPLOYERS MUTUAL CASUALTY COMPANY

                             						       By:/s/Richard E. Haskins
                                             --------------------------

				                      ENDORSEMENT NO. II
						                        	TO
	       REINSURANCE POOLING AGREEMENT BETWEEN DAKOTA FIRE AND
        			       EMPLOYERS MUTUAL CASUALTY COMPANY


Endorsement No. I is hereby deleted from this Agreement.


Executed by the Parties this 4th day of March, 1993.


                                								    Employers Mutual Casualty Company

                                 							    By:/s/Fred A. Schiek
       								                                ------------------------------

                                								    Dakota Fire Insurance Company

                                 							    By:/s/Bruce G. Kelley
								                                       ------------------------------

	         			  INTEREST AND LIABILITIES EXHIBIT #III
              		    TO EMPLOYERS MUTUAL COMPANIES
				                REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfer to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 6% of EMC's net liabilities, pursuant to Article V, effective January 1, 1987.

      The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

		    American Liberty Insurance Company        5  %
		    Dakota Fire Insurance Company             3  %
		    EMCASCO Insurance Company                 8  %
		    Illinois EMCASCO Insurance Company        6  %
		    Union Mutual Insurance Company            2.5%
		      of Providence                          -----
                               											     24.5%

		    EMC's Net Retained Portions of           75.5%
                               											    ------
											                                   100.0%

Executed by the parties hereto this 25th day of November, 1986.

                             							    EMPLOYERS MUTUAL CASUALTY COMPANY

                             							    By:/s/Richard E. Haskins
								                                   ------------------------------

                             							    ILLINOIS EMCASCO INSURANCE COMPANY

                             							    By:/s/Robb B. Kelley
						                             		      -------------------------------

                  				      AMENDMENT #I TO
             		   INTEREST AND LIABILITIES EXHIBIT # III
			                    TO EMPLOYERS MUTUAL COMPANIES
			                    REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 8% of EMC's net liabilities, pursuant to
Article V, effective January 1, 1992.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

		    American Liberty Insurance Company       5  %
		    Dakota Fire Insurance Company            5  %
		    EMCASCO Insurance Company                9  %
		    Illinois EMCASCO Insurance Company       8  %
		    Union Mutual Insurance Company           2.5%
		      of Providence                         -----
                               											    29.5%

		    EMC's Net Retained Portions of          70.5%
		      its Net Liabilities is               ------
                                										   100.0%

Executed by the parties hereto this 20th day of December, 1991.

                                							    Employers Mutual Casualty Company

                                  					    By:/s/Richard E. Haskins
								                                      ------------------------------

                                 						    Illinois EMCASCO Insurance Company


                               							     By:/s/Bruce G. Kelley
					                                     				------------------------------

         		       INTEREST AND LIABILITIES EXHIBIT #IV
				                  TO EMPLOYERS MUTUAL COMPANIES
				                  REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 8% of EMC's net liabilities, pursuant to
Article V, effective January 1, 1987. The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the date of this Addendum, as follows:

		   American Liberty Insurance Company         5  %
		   Dakota Fire Insurance Company              3  %
		   EMCASCO Insurance Company                  8  %
		   Illinois EMCASCO Insurance Company         6  %
		   Union Mutual Insurance Company             2.5%
		     of Providence                           -----
                               											     24.5%

		   EMC's Net Retained Portions of            75.5%
		     its Net Liabilities is                 ------
	                               										    100.0%

Executed by the parties hereto this 25th day of November, 1986.

                                									 Employers Mutual Casualty Company

                                									 By:/s/Richard E. Haskins
									                                    ------------------------------

                                									 EMCASCO Insurance Company

                                 								 By:/s/Robb B. Kelley
									                                    ------------------------------

                         						AMENDMENT #I TO
			                 INTEREST AND LIABILITIES EXHIBIT # IV
				                 	  TO EMPLOYERS MUTUAL COMPANIES
				                   	REINSURANCE POOLING AGREEMENT

      In consideration of the covenants and agreements as reflected in the Reinsurance Pooling Agreement to which this exhibit is attached, by and between EMC and the Affiliated Company which is signatory to this exhibit, EMC hereby cedes and transfers to the Affiliated Company, and the Affiliated Company hereby accepts reinsurance thereon, 9% of EMC's net liabilities, pursuant to
Article V, effective January 1, 1992.

     The Affiliated Companies signatory to this Agreement and their assumed portions of the net liabilities of EMC are, as of the effective date of this Amendment, as follows:

		    American Liberty Insurance Company       5  %
		    Dakota Fire Insurance Company            5  %
		    EMCASCO Insurance Company                9  %
		    Illinois EMCASCO Insurance Company       8  %
		    Union Mutual Insurance Company           2.5%
		      of Providence                         -----
                               											    29.5%

		    EMC's Net Retained Portions of          70.5%
		      its Net Liabilities is               ------
                               											   100.0%

Executed by the parties hereto this 20th day of December, 1991.

                               								    Employers Mutual Casualty Company

                                							    By:/s/Richard E. Haskins
						                                   			  ------------------------------

                                							    EMCASCO Insurance Company

                                  					    By:/s/Bruce G. Kelley
								                                   	  ------------------------------

                 						      ADDENDUM #I TO
					                   EMC INSURANCE COMPANIES
				                 REINSURANCE POOLING AGREEMENT
				                           	BETWEEN
			              	 EMPLOYERS MUTUAL CASUALTY COMPANY
							                          AND
		              		CERTAIN OF ITS AFFILIATED COMPANIES

This Pooling Agreement is amended by adding Article XV thereto, with effect from January 1, 1993, as follows:

                 						    ARTICLE XV
						                     ----------

	Notwithstanding the wording of this Agreement as contained in Articles II through VIII, it is agreed and understood that the voluntary reinsurance assumed business written by EMC and heretofore ceded to the Affiliated Companies under this Pooling Agreement, is hereafter not "contracts and policies of insurance" as used in this agreement, and is not business subject to cession and transfer by EMC to the Affiliated Companies.

On January 1, 1993, EMC and the Affiliated Companies shall make such asset and reserve transfers as are required to give effect to the provisions of this Article XV.

This Pooling Agreement is further amended by substituting "EMC Insurance Companies" for "Employers Mutual Companies" wherever it appears, consistent with and pursuant to action of the Board of Directors effecting this name change.

		   AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT  II
             					 TO EMC INSURANCE COMPANIES
			               REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this
     Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

     Executed by the parties this 23rd day of December, 1992.

                             								   Employers Mutual Casualty Company

                              							   By:/s/Bruce G. Kelley
									                                  ------------------------------

                             								   Dakota Fire Insurance Company

	                         							       By:/s/Fred A. Schiek
									                                  ------------------------------

	      AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT III
             				 TO EMC INSURANCE COMPANIES
		               REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this
     Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

     Executed by the parties this 23rd day of December, 1992.

                        								   Employers Mutual Casualty Company

                        								   By:/s/Bruce G. Kelley
									                             ------------------------------

                        								   Illinois EMCASCO Insurance Company

	                        								  By:/s/Fred A. Schiek
									                             ------------------------------

   	      AMENDMENT #II TO INTERESTS AND LIABILITY EXHIBIT IV
			                 		 TO EMC INSURANCE COMPANIES
			                  REINSURANCE POOLING AGREEMENT

     In consideration of the covenants and agreements as reflected in Addendum #I to the Reinsurance Pooling Agreement to which this
     Exhibit is attached, EMC and the affiliated company which is signatory to this Exhibit each do hereby ratify Addendum #I as a part of the Pooling Agreement effective from January 1, 1993.

     Executed by the parties this 23rd day of December, 1992.

                             								   Employers Mutual Casualty Company

                             								   By:/s/Bruce G. Kelley
									                                  ------------------------------

               																						   EMCASCO Insurance Company

                                        By:/s/Fred A. Schiek
									                                  ------------------------------

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